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                                                 EXHIBIT (23)


              CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 33-32379) of Loctite Corporation of our report dated June 17, 1994 appearing on page 2 of the Annual Report of the Loctite Corporation Employee Thrift Investment Plan of this Form 11-K.



/s/ Price Waterhouse
Hartford, Connecticut
June 27, 1994





































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